Exhibit 10.1

REDACTED INFORMATION MARKED IN [BOLD] HAS BEEN DELETED FROM EXHIBIT [10.X] TO CURRENT REPORT ON FORM 8-K DATED MAY 7, 2024 OF LIFECORE BIOMEDICAL, INC. AND IS REPRESENTED IN EXHIBIT 10.1 BY BRACKETS AND ASTERISKS AS FOLLOWS [* * *].
AMENDMENT NO. 1 TO AMENDED AND RESTATED CONTRACT MANUFACTURING AGREEMENT

This Amendment No. 1 to Amended and Restated Contract Manufacturing Agreement (the “First Amendment”), effective as of May 2, 2024 (the “Amendment Effective Date”), is by and between ALCON RESEARCH, LLC (hereinafter referred to as “ALCON ”), and LIFECORE BIOMEDICAL, LLC, a Minnesota entity with its principal offices at 3515 Lyman Blvd., Chaska, Minnesota 55318 (hereinafter referred to as “LIFECORE”).

W I T N E S E T H:

WHEREAS, ALCON and LIFECORE entered into an Amended and Restated Contract Manufacturing Agreement effective as of December 31, 2023 (the “Contract Manufacturing Agreement”); and

WHEREAS, ALCON and LIFECORE desire to amend the Contract Manufacturing Agreement to add a new prepayment provision;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements herein contained, it is mutually agreed as follows:

1.DEFINITIONS

Unless otherwise defined herein, capitalized words in this First Amendment shall have the meaning attributed to them in the Contract Manufacturing Agreement.

2.Prepayment. A new section, entitled “Prepayment Terms” is hereby inserted following the Invoicing Policies on Exhibit C to the Contract Manufacturing Agreement as follows:

“PREPAYMENT TERMS. Notwithstanding the other provisions of this Contract Manufacturing Agreement governing payments of invoices, ALCON and LIFECORE agree as follows:

1.Within [* * *] business days of the Amendment Effective Date, ALCON shall pay to LIFECORE via wire transfer to an account designated in writing to ALCON, the amount of $5,500,000 U.S. dollars, as a prepayment toward purchases of Product and Bulk White Stock under this Agreement (such amount, the “Prepayment Amount”).

2.Beginning on January 1, 2026, and on the [* * *] thereafter through December 1, 2026, LIFECORE shall issue a [* * *] credit memorandum to ALCON in the applicable [* * *] amount set forth on Addendum C-1 attached hereto. ALCON shall be entitled to apply the balance of each such issued credit memorandum on a dollar-for-dollar basis against invoices issued by LIFECORE to ALCON under this Agreement after December 31, 2025 and prior to January 1, 2027 to reduce the amount payable under such invoices until such time as the amount of all issued credit memorandums (up to the full Prepayment Amount) have been exhausted. With each such payment, ALCON shall identify the applicable credit memorandum identification number and the applicable LIFECORE invoice number(s) to which the credit memorandum will be applied.

3.This Prepayment Terms provision supersedes all prior discussions and agreements on the subject matter.”

3.INTEGRATION

Except for the sections of the Contract Manufacturing Agreement specifically amended herein, all terms and conditions of the Contract Manufacturing Agreement remain and shall remain in full force and effect. This First Amendment shall hereafter be incorporated into and deemed part of the Contract Manufacturing Agreement and any future reference to the Contract Manufacturing Agreement shall include the terms and conditions of this First Amendment.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their duly authorized representative.

ALCON RESEARCH, LLC By: /s/ Hector Rubio Name: Hector Rubio Title: VP & Global Head, MTO Date: May 2, 2024	LIFECORE BIOMEDICAL, LLC By: /s/ John D. Morberg Name: John D. Morberg Title: Chief Financial Officer Date: May 2, 2024

ADDENDUM C-1

Prepayment on future orders of Product and Bulk White Stock: $5,500,000

[* * *] credit memos
Remaining Balance
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	$
Total:	$5,500,000.00